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                       Supplement Dated December 10, 2004
                                       To
                          Prospectus Dated May 1, 2004
                      Metropolitan Life Separate Account E
              Preference Plus Select(R) Variable Annuity Contracts
                  Issued by Metropolitan Life Insurance Company

This Supplement updates certain information in the prospectus dated May 1, 2004 for individual non-qualified and qualified Preference Plus Select variable annuity contracts.

1. On page 93, at the end of the first sentence after the second bulleted paragraph under the heading "Income Payments", add the following:

     . Caution: We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your contract.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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